UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 18, 2004

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	34-0-26512	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 8-12 East Broadway, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On November 18, 2004, a First Amendment to First Amended and Restated Reimbursement Agreement (the "Reimbursement Agreement Amendment") was entered into by and among Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd. and DaVinci Reinsurance Ltd. (collectively, the "Account Parties"), RenaissanceRe Holdings Ltd. (the "Company"), Wachovia Bank, National Association, as issuing bank, administrative agent, and collateral agent for the lenders, certain co-documentation agents and certain lender parties thereto (collectively, the "Lenders").

The Reimbursement Agreement Amendment (i) increases the total letter of credit commitments of the Lenders under the reimbursement agreement from $600,000,000 to $1,000,000,000, (ii) increases the limit on total letter of credit commitments during the term of the reimbursement agreement from $750,000,000 to an aggregate amount of $1,300,000,000, and (iii) extends the expiration date of the reimbursement agreement from March 30, 2005 to April 30, 2005. The description of the Reimbursement Agreement Amendment contained herein is qualified in its entirety by reference to the Reimbursement Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Bank of America, N.A., Barclays Bank plc, Citibank, N.A., KeyBank, National Association, Mellon Bank, N.A., and Wachovia Bank, National Association, which are parties to the Reimbursement Agreement Amendment, are also parties to a $500,000,000 credit agreement with the Company. Bank of America, N.A., Citibank, N.A., Mellon Bank, N.A., National Australia Bank Limited, and Wachovia Bank, National Association, which are parties to the Reimbursement Agreement Amendment, are also parties to a $100,000,000 credit agreement with DaVinciRe Holdings Ltd., a subsidiary of the Company. In addition, certain affiliates of the Lenders have in the past provided investment banking, transfer agent, trusteeship, custodial, and/or other financial services from time to time to the Company.

Item 9.01.     Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description
10.1	First Amendment to First Amended and Restated Reimbursement Agreement, dated as of November 18, 2004, by and among Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd., RenaissanceRe Holdings Ltd., Wachovia Bank, National Association, as issuing bank, administrative agent, and collateral agent for the lenders, certain co-documentation agents and certain lender parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: November 23, 2004	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein Title: Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit #	Description
10.1	First Amendment to First Amended and Restated Reimbursement Agreement, dated as of November 18, 2004, by and among Renaissance Reinsurance Ltd., Renaissance Reinsurance of Europe, Glencoe Insurance Ltd., DaVinci Reinsurance Ltd., RenaissanceRe Holdings Ltd., Wachovia Bank, National Association, as issuing bank, administrative agent, and collateral agent for the lenders, certain co-documentation agents and certain lender parties thereto.